                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Charles M. Harper
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Mogens C. Bay
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Robert A. Krane
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.



                                     /s/ Gerald Rauenhorst
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Carl E. Reichardt
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Ronald W. Roskens
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Bruce C. Rohde
                                     ------------------------------

                               POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Marjorie M. Scardino
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Walter Scott, Jr.
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Kenneth E. Stinson
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ William G. Stocks
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Jane J. Thompson
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Frederick B. Wells
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Thomas R. Williams
                                     ------------------------------

                                  POWER OF ATTORNEY

   The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 25, 1997, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of July, 1997.


                                     /s/ Clayton K. Yeutter
                                     ------------------------------